                                                                    Exhibit 10.8

                               FIRST AMENDMENT TO
                              TERM LOAN AGREEMENT

         THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "Amendment"), dated to be effective as of June 28, 2002, is entered into among PILLOWTEX CORPORATION, a Delaware corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Loan Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of May 24, 2002 (as amended through the date hereof, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein shall be used herein as defined in the Loan Agreement.

         B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Loan Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

             (a) A new Section 8.1(p) is added immediately following Section 8.1(o), as follows:

                  (p) As soon as practical, but in any event not later than 45 days after the end of each quarterly period of each fiscal year of the Borrower, a report detailing the outstanding amount of loans and advances to directors, officers and employees of the Borrower and its Subsidiaries as of the end of such fiscal quarter, including the names of each recipient of such loans or advances and the amount outstanding under each such loan or advance, the stated or implied interest rate and maturity date associated with each advance, and a description of any amendments to the terms of any previous advance or commitments to make future advances.

             (b) Section 9.5(e) is amended and restated in its entirety, as follows:

                       (e) Loans or advances to directors, officers and employees of the Borrower or any of its Subsidiaries that do not exceed $1,500,000 in aggregate amount outstanding at any time;

             (c) Schedule 1.1 is hereby amended in the form of, and all references in the Loan Agreement to Schedule 1.1 are hereby deemed to be references to, Schedule 1.1 attached to this Amendment.

         2. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

             (a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date;

             (b) no event has occurred and is continuing which constitutes an Event of Default;

             (c) the Borrower has legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

             (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will violate or conflict with, or result in a breach of, or constitute a default under, or require any consent under (i) the articles of incorporation, bylaws or other organizational documents of the Borrower, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound or subject; and

             (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of any Borrower), is required for the execution, delivery or performance by the Borrower of this Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective only after each of the following conditions precedent shall have been satisfied:

         (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Lenders and the Borrower;

         (b) the representations and warranties set forth in Section 2 of this Amendment shall be true and correct; and

         (c) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

         4. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended by this Amendment.

         5. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         6. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         9. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     Remainder of page intentionally blank.
                            Signature pages follow.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


BORROWER:

PILLOWTEX CORPORATION


By:  _____________________________________
     Name:________________________________
     Title:_______________________________


ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender


By:  _____________________________________
     William E. Livingstone, IV
     Managing Director

                     First Amendment to Term Loan Agreement
                                 Signature Page

                                         LENDERS



                                         BANC OF AMERICA STRATEGIC SOLUTIONS,
                                         INC.



                                         By:___________________________________
                                            William E. Livingstone, IV
                                            Managing Director



                                         WELLS FARGO BANK TEXAS, NATIONAL
                                         ASSOCIATION



                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                         FLEET NATIONAL BANK



                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                         COMERICA BANK



                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                     First Amendment to Term Loan Agreement
                                 Signature Page

                        CREDIT LYONNAIS - NEW YORK BRANCH

                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        CREDIT INDUSTRIEL ET COMMERCIAL

                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        BANK POLSKA KASA OPIEKI, S.A., NEW
                        YORK BRANCH



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        GENERAL ELECTRIC CAPITAL
                        CORPORATION



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                     First Amendment to Term Loan Agreement
                                 Signature Page

                        SOCIETE GENERALE, SOUTHWEST AGENCY

                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        VAN KAMPEN CLO I, LIMITED

                        By:      VAN KAMPEN MANAGEMENT, INC.,
                                 as Collateral Manager

                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        VAN KAMPEN CLO II, LIMITED

                        By:      Van Kampen Management, Inc.,
                                 as Collateral Manager



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                     First Amendment to Term Loan Agreement
                                 Signature Page

                        BALANCED HIGH-YIELD FUND I LTD.

                        By:      ING CAPITAL ADVISORS, LLC,
                                 as Asset Manager

                        By:  ___________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________



                        By:  ___________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________



                        BALANCED HIGH-YIELD FUND II LTD.

                        By:      ING CAPITAL ADVISORS, LLC,
                                 as Asset Manager

                        By:  ___________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________



                        By:  ___________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________




                        KZH CYPRESSTREE-1 LLC



                        By:  ___________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________



                     First Amendment to Term Loan Agreement
                                 Signature Page

                        THE DAI-ICHI KANGYO BANK
                        LIMITED, NEW YORK BRANCH

                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        MARINER LDC



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        LEHMAN COMMERCIAL PAPER, INC.



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        PRESIDENT & FELLOWS OF HARVARD
                        COLLEGE

                        By:      Regiment Capital Management, LLC,
                                 as its Investment Advisor

                                 By:    Regiment Capital Advisors, LLC,
                                        its Manager and pursuant to delegated
                                        authority

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



                     First Amendment to Term Loan Agreement
                                 Signature Page

                        ARK CLO 2000-1, LIMITED

                        By: Patriarch Partners, LLC
                            Collateral Manager to ARK CLO 2000-1, Limited



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        FRANKLIN FLOATING RATE TRUST

                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        UBS AG, STAMFORD BRANCH, successor to
                        Union Bank of Switzerland, New York Branch



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________



                        WILLIAM E. SIMONS & SONS SPECIAL
                        SITUATION PARTNERS, L.P.



                        By:  __________________________________________________
                             Name:_____________________________________________
                             Title:____________________________________________


                     First Amendment to Term Loan Agreement
                                 Signature Page

                                   OCM ADMINISTRATIVE SERVICES II, L.L.C.

                                   By: Oaktree Capital Management, LLC, Its
                                   Manager

                                   By:    ______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                   By:    ______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                   PW WILLOW LLC, by Bond Street Capital, LLC, as agent



                                   By:    ______________________________________
                                          Name:_________________________________
                                          Title:________________________________



                                   BANKERS TRUST COMPANY



                                   By:    ______________________________________
                                          Name:_________________________________
                                          Title:________________________________



                                   B III CAPITAL PARTNERS, LP

                                   By:    ______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                     First Amendment to Term Loan Agreement
                                 Signature Page

                                     B III-A CAPITAL PARTNERS, L.P.



                                     By:    ____________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                     CONTINENTAL CASUALTY COMPANY

                                     By     ____________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                     CREDIT SUISSE FIRST BOSTON

                                     By:    ____________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                     FIDELITY ADVISOR SERIES II: FIDELITY
                                     ADVISOR HIGH YIELD FUND



                                     By:    ____________________________________
                                            Name:_______________________________
                                            Title:______________________________


                     First Amendment to Term Loan Agreement
                                 Signature Page

                               FIDELITY ADVISOR SERIES II: Fidelity Advisor
                               Floating Rate High Income Fund



                               By:    __________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________



                               FIDELITY FIXED INCOME TRUST

                               By:    __________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________



                               SATELLITE SENIOR INCOME FUND, LLC

                               By:    __________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________



                               T. ROWE PRICE RECOVERY FUND II, L.P.



                               By:    __________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                     First Amendment to Term Loan Agreement
                                 Signature Page

                            CANPARTNERS INVESTMENTS IV LLC

                            By:    Canpartners Incorporate, Inc.,
                                   a California corporation, its
                                   Managing Member

                                   By:__________________________________________
                                       Name:____________________________________
                                       Title:___________________________________



                            QDRP MASTER LTD


                                   By:__________________________________________
                                       Name:____________________________________
                                       Title:___________________________________



                            CONTRARIAN FUNDS, LLC

                            By:    Contrarian Capital Management, LLC as Manager

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                            REGIMENT CAPITAL LTD.

                            By: Regiment Capital Management, LLC, as its Investment Advisor

                                   By:    Regiment Capital Advisors, LLC,
                                          its Manager and pursuant to delegated
                                          authority

                                          By:___________________________________
                                             Timothy Peterson
                                             President


                     First Amendment to Term Loan Agreement
                                 Signature Page

       Each of the undersigned hereby (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty

                                        GUARANTORS:

                                        PTEX, INC.
                                        PILLOWTEX MANAGEMENT SERVICES COMPANY
                                        BEACON MANUFACTURING COMPANY
                                        FC ONLINE, INC.
                                        TENNESSEE WOOLEN MILLS, INC.
                                        FIELDCREST CANNON, INC.
                                        ENCEE, INC.
                                        FCC CANADA, INC.
                                        FIELDCREST CANNON LICENSING, INC.
                                        FCI CORPORATE LLC
                                        FIELDCREST CANNON TRANSPORTATION, INC.
                                        FCI OPERATIONS LLC
                                        THE LESHNER CORPORATION
                                        OPELIKA INDUSTRIES, INC.
                                        PILLOWTEX CANADA INC.


                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        PTEX HOLDING COMPANY
                                        FIELDCREST CANNON FINANCING, INC

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                     First Amendment to Term Loan Agreement
                                 Signature Page